SCHEDULE 14A
PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

Flaherty & Crumrine Preferred Income Fund Incorporated
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

QUESTIONS AND ANSWERS

What am I being asked to vote for in Proposal 2 for each Fund?

You are being asked to approve one or more changes to each Fund’s current fundamental policy relating to concentration of investments, as summarized below.

Proposal 2-A (PFD, FFC and FLC only): With respect to Flaherty & Crumrine Preferred Income Fund (PFD), Flaherty & Crumrine/Claymore Preferred Securities Income Fund (FFC) and Flaherty & Crumrine/Claymore Total Return Fund (FLC), shareholders are being asked to approve a revision to each Fund’s concentration policy to eliminate the requirement that it concentrate its investments in the banking industry and instead require each Fund to concentrate in the financial services sector. This proposed revision would require the Fund, under normal market conditions, to invest at least 25% of its total assets in securities issued by companies principally engaged in financial services. In 2009, shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund (PFO) approved a similar investment policy to concentrate PFO's investments in the financial services sector. For purposes of each Fund's current or proposed concentration policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Proposal 2-B (PFD, PFO, FFC and FLC): Each Fund’s current fundamental investment policy regarding concentration requires it to concentrate its investments in the utilities industry so that, under normal market conditions, more than 25% of each Fund’s total assets must be invested in securities issued by companies in the utilities industry. Shareholders of each Fund are being asked to approve a revision to the Fund’s concentration policy to eliminate the requirement that the Fund concentrate its investments in the utilities industry. If Proposal 2-B is approved by a Fund's shareholders, that Fund may not invest more than 25% of its total assets in the utilities industry.

You can find greater detail on both proposals beginning on page [ ] of this proxy statement.

Why are the Funds’ Boards of Directors recommending changes to the Funds’ industry concentration policies?

Each Fund, like all registered funds, is required by law to have a fundamental policy regarding concentration. If a fund has stated that it will be concentrated in an industry, it must maintain at least 25% of its assets invested in that industry. Similarly, if a fund has not stated that it will be concentrated in an industry, it may not invest more than 25% of its assets in that industry.

Given this legal requirement, the Funds’ Boards of Directors have recommended the proposed concentration policy changes so that each Fund can more effectively invest its portfolio in the various types of industries that issue preferred securities. The only sector of the preferred securities market that is greater than 25% is the financial services sector. This sector alone represents more than 80% of outstanding preferred securities. On the other hand, utility preferred securities represent less than 5% of all outstanding preferred securities. As such, the Boards of Directors recommend that each Fund concentrate its investments in the financial services sector (as PFO has already implemented) and that all Funds no longer concentrate their investments in the utilities industry.

What if I have additional questions?

The Funds have engaged The Altman Group, Inc. to assist in the solicitation of proxies. The Altman Group has set up a toll-free number, (866) 751-6315, for you to call with any additional questions.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 19, 2012

To the Shareholders:

     Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 19, 2012, for the following purposes:

     Each Fund:

1. To elect Directors of each Fund (Proposal 1).

2. To approve one or more changes to each Fund’s fundamental investment policy regarding concentration of investments (Proposal 2).

3. To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

Your vote is important!

     The Board of Directors of each Fund has fixed the close of business on January 20, 2012 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

By Order of the Boards of Directors,

February [ ], 2012	CHAD C. CONWELL
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be
Held on April 19, 2012.

The notice of Annual Meetings of Shareholders, joint proxy statement and proxy cards for the Funds are available to you on each Fund’s website - www.preferredincome.com for PFD and PFO and www.fcclaymore.com for FFC and FLC. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300 or 1-866-751-6315.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Jr., Executor
Estate of Jane Smith

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE:FFC)
FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

ANNUAL MEETINGS OF SHAREHOLDERS
April 19, 2012

JOINT PROXY STATEMENT

     This document is a joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred Income Fund Incorporated (“Preferred Income Fund” or “PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (“Preferred Income Opportunity Fund” or “PFO”), Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (“Preferred Securities Income Fund” or “FFC”) and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (“Total Return Fund” or “FLC”) (each, a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) for use at the Annual Meeting of Shareholders of each Fund to be held on April 19, 2012, at 8:30 a.m. PT, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”).

     A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February [ ], 2012, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the investment adviser of each Fund, Guggenheim Funds Distributors, Inc., the servicing agent of FFC and FLC, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the transfer agent and administrator of each Fund. In addition, the Funds have also retained The Altman Group, Inc. (“The Altman Group”), a proxy solicitation firm, to assist in the solicitation of proxies. Other costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about February [ ], 2012.

     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO BNY MELLON SHAREOWNER SERVICES, P.O. BOX 358035, PITTSBURGH, PENNSYLVANIA 15252-8035, OR CALLING 1-866-351-7446. EACH FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITES - WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC - THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV) OR, FOR FFC AND FLC ONLY, BY CALLING GUGGENHEIM FUNDS DISTRIBUTORS, INC. AT 1-866-233-4001.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be
Held on April 19, 2012.

The notice of Annual Meetings of Shareholders, joint proxy statement and proxy cards for the Funds are available to you on each Fund’s website - www.preferredincome.com for PFD and PFO and www.fcclaymore.com for FFC and FLC. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300 or 1-866-751-6315.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” Proposal 1 and Proposals 2-A and 2-B. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

     Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a Quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted “AGAINST” a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal. Once a Quorum has been established at the Meeting, shareholders may continue to transact business, notwithstanding the withdrawal of enough shareholders to leave less than a Quorum.

     Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the Meeting with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 20, 2012, the following number of Shares of each Fund were issued and outstanding:

Common Stock
Name of Fund	Outstanding
Preferred Income Fund (PFD)	10,858,133

Preferred Income Opportunity Fund (PFO)	12,114,299

Preferred Securities Income Fund (FFC)	43,089,646

Total Return Fund (FLC)	9,839,825

     To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 20, 2012*:

Name and Address of		Amount and Nature
Beneficial/Record Owner	Title of Class	of Ownership	Percent of Class
Cede & Co.**	Common Stock	PFD – 10,277,155 (record)	94.6%
Depository Trust Company		PFO – 11,446,939 (record)	94.4%
55 Water Street, 25th Floor		FFC – 42,980,749 (record)	99.7%
New York, NY 10041		FLC – 9,825,841 (record)	99.9%

Fifth Third BanCorp[1]	Common Stock	PFO – 626,553[1] (beneficial)	5.19%
Fifth Third Center
Cincinnati, OH 45263

Claymore Securities Defined	Common Stock	FLC – 822,873[2] (beneficial)	8.37%
Portfolios, Series 390, 434,
453, 494, 592, 644, 651, 652, 661,
664, 683, 713; and Guggenheim
Defined Portfolios, Series 742, 750,
754, 761, 765, 766, 771, 777, 779,
781, 788, 789, 793, 811, 812, 813,
833, 840, 846[2]
2455 Corporate West Drive
Lisle, IL 60532

Spectrum Asset Management, Inc.[3]	Common Stock	FFC – 2,534,057[3] (beneficial)	5.90%
2 High Ridge Park
Stamford, CT 06905
____________________

*	[As of January 20, 2012, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.]
**	A nominee partnership of The Depository Trust Company.
1	Information obtained from a Schedule 13G/A filed by Fifth Third BanCorp (“FTB”) and Fifth Third Bank- Ohio (“FTBO”) with the SEC reporting share ownership as of December 31, 2011. Based on that filing, FTB has the sole power to vote or direct the vote of 624,288 Shares and has the sole power to dispose of 595,639. FTB and FTBO have the shared power to dispose of 28,315 Shares.
2	Information obtained from a Schedule 13G/A filed by Guggenheim Funds Distributors, Inc. (as Sponsor for Claymore Securities Defined Portfolios and Guggenheim Defined Portfolios (the “Filing Entities”)), with the SEC reporting share ownership as of December 31, 2011. Based on that filing, the Filing Entities have the sole power to vote or direct the vote or dispose or direct the disposition of 822,873 Shares.
3	Information obtained from a Schedule 13G filed by Spectrum Asset Management, Inc. (“Spectrum”) with the SEC reporting share ownership as of December 31, 2011. Based on that filing, Spectrum and Principal Financial Group Inc. (“Principal”) have the shared power to vote or direct the vote or dispose or direct the disposition of 2,534,057 Shares.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC and FLC on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal pertaining to that Fund.

SUMMARY OF PROXY PROPOSALS

Preferred Income Fund (PFD)

     PROPOSALS

1. Election of Directors – Elect two Directors: Donald F. Crumrine and Robert F. Wulf

2. Changes in Fundamental Investment Policy Regarding Concentrations of Investments (2-A and 2-B)

3. Other Business

Preferred Income Opportunity Fund (PFO)

     PROPOSALS

1. Election of Directors – Elect one Director: David Gale

2. Changes in Fundamental Investment Policy Regarding Concentrations of Investments (2-B only)

3. Other Business

Preferred Securities Income Fund (FFC)

     PROPOSALS

1. Election of Directors – Elect two Directors: Morgan Gust and Karen H. Hogan

2. Changes in Fundamental Investment Policy Regarding Concentrations of Investments (2-A and 2-B)

3. Other Business

Total Return Fund (FLC)

     PROPOSALS

1. Election of Directors – Elect two Directors: Morgan Gust and Karen H. Hogan

2. Changes in Fundamental Investment Policy Regarding Concentrations of Investments (2-A and 2-B)

3. Other Business

PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

Nominees for the Boards of Directors

     Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Mr. Wulf and Mr. Crumrine, each a Class II Director of PFD, have each been nominated for a three-year term to expire at PFD’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gale, a Class I Director of PFO, has been nominated for a three-year term to expire at PFO’s 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Gust and Ms. Hogan, each a Class II Director of FFC and FLC, have each been nominated for a three-year term to expire at each Fund’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Shareholders of each Fund’s Common Stock are entitled to elect the nominees for election to the Board of the relevant Fund.

Information About Each Director's or Nominee for Election as Director's Experience, Qualifications, Attributes or Skills

     Directors or Nominees for Election as Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.

Number of
				Funds in	Other Public
	Current			Fund	Company Board
	Position(s)	Term of Office and	Principal Occupation	Complex	Memberships
	Held with	Length of Time	During Past Five	Overseen by	During Past 5
Name, Address and Age	Funds	Served*	Years	Director**	Years
Non-Interested
Directors/Nominees:

David Gale	Director	Class I Director	President of Delta	4	Metromedia
Delta Dividend Group, Inc.		PFD — since 1997	Dividend Group, Inc.		International
220 Montgomery Street		PFO — since 1997	(investments)		Group, Inc. and
Suite 426		FFC — since inception			Emmis
San Francisco, CA 94104		FLC — since inception			Communications
Age: 63

Morgan Gust	Director and	Class III Director	Owner and operator	4	CoBiz Financial,
301 E. Colorado Boulevard	Nominating	PFD — since inception	of various entities		Inc. (financial
Suite 720	and	PFO — since inception	engaged in		services)
Pasadena, CA 91101	Governance		agriculture and real
Age: 64	Committee	Class II Director	estate; Former
	Chairman	FFC — since inception	President of Giant
		FLC — since inception	Industries, Inc.
(petroleum refining
and marketing) from
March 2002 through
June 2007

Karen H. Hogan	Director	Class I Director	Financial Consultant;	4	None
301 E. Colorado Boulevard		PFD — since 2005	Active Community
Suite 720			Volunteer and Board
Pasadena, CA 91101		Class III Director	Member of IKAR, a
Age: 50		PFO — since 2005	non-profit
organization
Class II Director
FFC — since 2005
FLC — since 2005

Robert F. Wulf	Director	Class II Director	Financial Consultant;	4	None
47-154 El Merana Circle	and Audit	PFD — since inception	Former Trustee,
Palm Desert, CA 92260	Committee	PFO — since inception	University of Oregon
Age: 74	Chairman		Foundation from
		Class III Director	October 1998 to June
		FFC — since inception	2008; Former
		FLC — since inception	Trustee, San
Francisco
Theological
Seminary from
October 2001 to
October 2011

Interested Director:

Donald F. Crumrine (1)	Director,	Class II Director	Chairman of the	4	None
301 E. Colorado Boulevard	Chairman of	PFD — since inception	Board and Director
Suite 720	the Board	PFO — since inception	of Flaherty &
Pasadena, CA 91101	and Chief		Crumrine
Age: 64	Executive	Class III Director
	Officer	FFC — since inception
FLC — since inception
____________________

*	The Class II Directors of PFO and the Class III Directors of PFD, FFC and FLC will serve until each Fund’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class I Directors of PFD, the Class I Director of FFC and FLC and the Class III Directors of PFO will serve until each Fund’s Annual Meeting of Shareholders in 2014 and until their successors are duly elected and qualified. The Class I Director of PFO and the Class II Directors of PFD, FFC and FLC will serve until each Fund’s Annual Meeting of Shareholders in 2015 and until their successors are duly elected and qualified.
**	The Flaherty & Crumrine fund complex consists solely of the Funds.
(1)	“Interested person” of the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine.

     Each Director has been a Director of the Funds for at least five years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared them to be effective Directors. The Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charters for the Boards' Nominating and Governance Committees contain certain other factors considered by the Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and also may benefit from information provided by the Funds' and Flaherty & Crumrine's counsel; both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

  Donald F. Crumrine – Mr. Crumrine has been the Chairman of the Boards of PFD and PFO since 2002 and Chairman of the Boards of FFC and FLC since each Fund's inception. Mr. Crumrine has over 35 years of experience managing portfolios of preferred securities. He co-founded Flaherty & Crumrine in 1983, after spending twelve years at Scudder, Stevens & Clark, to focus on managing preferred portfolios and associated hedges. Mr. Crumrine is actively involved in the day-to-day management of all Flaherty & Crumrine client portfolios, including those of the Funds, and directs client service and marketing efforts at Flaherty & Crumrine.

  David Gale – In addition to his tenure as a Director of the Funds, Mr. Gale has been President and Chief Executive Officer of Delta Dividend Group, Inc, a San Francisco-based investment management firm, since 1992. Prior to joining Delta Dividend Group, Inc., Mr. Gale was a Principal with Morgan Stanley from February 1983 to January 1990, and a Managing Director of Lehman Brothers Holdings Inc. from January 1990 to January 1992. Mr. Gale currently serves as a director of Emmis Communications and served as a director of Metromedia International Group, Inc., a telecommunications company from 2005 through August 30, 2008.

  Morgan Gust – In addition to his tenure as a Director of the Funds, Mr. Gust is the owner and operator of various entities engaged in agriculture and real estate. From 1990 to 2007, Mr. Gust served in various capacities, including President, Executive Vice President, General Counsel and Corporate Secretary, of Giant Industries, Inc., a petroleum refining and marketing company listed on the New York Stock Exchange.

  Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan has served as a board member and committee member of charitable and non-profit organizations. From September 1985 to January 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc. Ms. Hogan also serves as a board member of a non-profit organization.

  Robert F. Wulf – In addition to his tenure as a Director of the Funds, Mr. Wulf has worked as a financial consultant for over 28 years. Mr. Wulf also served as a board member of two non-profit organizations.

Board Composition and Leadership Structure

     The 1940 Act requires that at least 40% of the Funds' Directors not be "interested persons" (as defined in the 1940 Act) of the Funds, and therefore not affiliated with Flaherty & Crumrine ("Independent Directors"). To rely on certain exemptive rules under the 1940 Act, a majority of the Funds' Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, four of the Funds' five Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds. The four Independent Directors interact directly with the Chairman and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committees and the Nominating and Corporate Governance Committees, and the Independent Directors rotate the responsibility for chairing meetings of Independent Directors. In addition, from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Boards. As a result, the Boards have determined that their leadership structures and composition, in which no individual Independent Director has been designated to lead all the Independent Directors, are appropriate in light of the Boards' size and the cooperative and dynamic working relationship among the Independent Directors and the Independent Directors’ open lines of communication with Fund management. The Boards have determined that their leadership structures and composition, in which the Chairman of the Boards is an "interested person" of the Funds and 80% of the Directors are Independent Directors, are appropriate in light of the services that Flaherty & Crumrine provides to the Funds and potential conflicts of interest that could arise from these relationships.

Boards' Oversight Role in Management

     The Boards' role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds' and Flaherty & Crumrine's Chief Compliance Officer and portfolio management personnel. The Boards' Audit Committees (which consist of all the Independent Directors) meet during their scheduled meetings, and between meetings the Audit Committee chairs maintain contact, with the Funds' independent registered public accounting firm and the Funds' Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, Flaherty & Crumrine and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards also receive reports from counsel to the Funds and Flaherty & Crumrine and the Independent Directors' own independent legal counsel regarding regulatory, compliance and governance matters. The Boards' oversight role does not make the Boards guarantors of the Funds' investments or activities.

Beneficial Ownership of Shares in Funds and Fund Complex for each Director and Nominee for Election as Director

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director and Nominee for Election as Director.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity				Companies Overseen by Director in Family
Name of Director or Nominee	Securities Held in Fund*(1)				of Investment Companies*(2)
	PFD	PFO	FFC	FLC	Total
NON-INTERESTED DIRECTORS:

David Gale	D	D	D	D	E

Morgan Gust	D	D	C	C	E

Karen H. Hogan	B	B	B	B	C

Robert F. Wulf	C	B	C	C	D

INTERESTED DIRECTOR:

Donald F. Crumrine	E(3)	E(3)	E(3)	E(3)	E(3)
____________________

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 -$50,000
D.	$50,001 - $100,000
E.	over $100,000
All shares were valued as of January 20, 2012.
(1)	This information has been furnished by each Director as of January 20, 2012. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
(2)	The Directors, nominees and executive officers of each Fund, as a group, own less than 1% of each Fund.
(3)	Includes shares of the Fund held by Flaherty & Crumrine, of which Mr. Crumrine is a shareholder and director.

     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in-person Board of Directors or Audit Committee meeting attended, $500 for each in-person Nominating Committee meeting attended, and $250 for each telephone meeting attended. In addition, the Audit Committee Chairman receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2011, the Board of Directors held seven meetings for PFD (three of which were held by telephone conference call), seven meetings for PFO (three of which were held by telephone conference call), seven meetings for FFC (three of which were held by telephone conference call) and seven meetings for FLC (three of which were held by telephone conference call). Each Director of each Fund attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2011 is set forth below:

		Board Meeting and
		Committee Meeting	Travel and Out-of-Pocket
	Annual Director Fees	Fees	Expenses*
PFD	$36,000	$34,000	$2,815
PFO	$36,000	$34,000	$2,815
FFC	$36,000	$34,000	$2,815
FLC	$36,000	$34,000	$2,815
____________________

*	Includes reimbursement for travel and out-of-pocket expenses for both “interested” and Independent Directors.

Officers of the Funds

     The following table provides information concerning each of the officers of the Funds.

	Current Position(s)	Term of Office and Length of Time	Principal Occupation During
Name, Address and Age	Held with Funds	Served	Past Five Years
Robert M. Ettinger	President	PFD – since 2002	President and Director
301 E. Colorado Boulevard		PFO – since 2002	of Flaherty & Crumrine
Suite 720		FFC – since inception
Pasadena, CA 91101		FLC – since inception
Age: 53

R. Eric Chadwick	Chief Financial	PFD – since 2004	Vice President and Director of Flaherty &
301 E. Colorado Boulevard	Officer, Vice	PFO – since 2004	Crumrine
Suite 720	President and	FFC – since 2004
Pasadena, CA 91101	Treasurer	FLC – since 2004
Age: 36

Chad C. Conwell	Chief Compliance	PFD – since 2005	Chief Compliance Officer and Vice
301 E. Colorado Boulevard	Officer, Vice	PFO – since 2005	President of Flaherty & Crumrine;
Suite 720	President and	FFC – since 2005	Director of Flaherty & Crumrine since
Pasadena, CA 91101	Secretary	FLC – since 2005	January 2011
Age: 39

Bradford S. Stone	Vice President and	PFD – since 2003	Vice President and Director of Flaherty &
47 Maple Street	Assistant	PFO – since 2003	Crumrine
Suite 403	Treasurer	FFC – since 2003
Summit NJ 07901		FLC – since inception
Age: 52

Laurie C. Lodolo	Assistant	PFD – since 2004	Assistant Compliance Officer and
301 E. Colorado Boulevard	Compliance	PFO – since 2004	Secretary of Flaherty & Crumrine
Suite 720	Officer, Assistant	FFC – since 2004
Pasadena, CA 91101	Treasurer and	FLC – since 2004
Age: 48	Assistant Secretary

Linda M. Puchalski	Assistant Treasurer	PFD – since 2010	Administrator of Flaherty & Crumrine
301 E. Colorado Boulevard		PFO – since 2010
Suite 720		FFC – since 2010
Pasadena, CA 91101		FLC – since 2010
Age: 55

Audit Committee Report

     The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 24, 2012 and which is available on PFD and PFO’s website at www.preferredincome.com and FFC and FLC’s website at www.fcclaymore.com. As set forth in the Charter, management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In performing its oversight function, at a meeting held on January 24, 2012, each Audit Committee reviewed and discussed with management of the Fund and the independent accountants, the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2011, and discussed the audit of such financial statements with the independent accountants.

     In addition, each Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. Each Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

     As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

     The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to that Fund's Board that the audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2011.

This report was submitted by the Audit Committee of each Fund’s Board of Directors
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)

January 24, 2012

     Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors’ regularly scheduled meetings during the fiscal year ended November 30, 2011. Each Audit Committee is composed entirely of each Fund’s Independent (as such term is defined by the New York Stock Exchange (the “NYSE”) listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

Nominating and Governance Committee

     Each Board of Directors has a Nominating and Governance Committee composed entirely of each Fund’s Independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating and Governance Committee of each Fund met twice during the fiscal year ended November 30, 2011. The Nominating and Governance Committee is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board of Directors such nominees to stand for election as directors at each Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Board of Directors’ governance practices. Each Fund’s Nominating and Governance Committee has a charter which is available on its website. PFD and PFO’s website address is www.preferredincome.com and FFC and FLC’s website address is www.fcclaymore.com.

     Each Fund’s Nominating and Governance Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating and Governance Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, each Nominating and Governance Committee shall take into consideration such factors as it deems appropriate, including educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Each Fund’s Nominating and Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Each Fund’s Nominating and Governance Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals” below.)

Other Board-Related Matters

     Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board’s attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 19, 2011 Annual Meetings of Shareholders.

Compensation

     The following table sets forth certain information regarding the compensation of each Fund’s Directors for the fiscal year ended November 30, 2011. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2011 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of	Aggregate	Total Compensation from
Person and	Compensation	the Funds and Fund
Position	from each Fund	Complex Paid to Directors*
Donald F. Crumrine	$0	$0 (4)
Director, Chairman of the Board and Chief Executive Officer

David Gale	$16,750 – PFD	$67,000 (4)
Director	$16,750 – PFO
$16,750 – FFC
$16,750 – FLC

Morgan Gust
Director; Nominating and Governance Committee Chairman	$16,750 – PFD	$67,000 (4)
$16,750 – PFO
$16,750 – FFC
$16,750 – FLC

Karen H. Hogan	$16,750 – PFD	$67,000 (4)
Director	$16,750 – PFO
$16,750 – FFC
$16,750 – FLC

Robert F. Wulf	$19,750 – PFD	$79,000 (4)
Director; Audit Committee Chairman	$19,750 – PFO
$19,750 – FFC
$19,750 – FLC
____________________

*	Represents the total compensation paid for the fiscal year ended November 30, 2011, to such persons by the Funds, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or nominee in the fund complex as of November 30, 2011.

Required Vote

     The election of Mr. Gale and Ms. Hogan as Directors of PFD will require the affirmative vote of a plurality of the votes cast by the holders of the Shares of the Common Stock of PFD at the Meeting in person or by proxy. The election of Mr. Gale as a Director of PFO will require the affirmative vote of a plurality of the vote cast by holders of the Shares of Common Stock of PFO at the Meeting in person or by proxy. The election of Mr. Gust and Ms. Hogan as Directors of each of FFC and FLC will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of each such Fund at the Meeting in person or by proxy.

PROPOSAL 2: TO APPROVE ONE OR MORE CHANGES TO EACH FUND’S FUNDAMENTAL INVESTMENT
POLICY REGARDING CONCENTRATION OF INVESTMENTS

     Each Fund, like all registered funds, is required by law to have policies governing certain of its investment practices that may only be changed with the prior approval of the holders of a majority of its outstanding voting securities.

     These policies are referred to as “fundamental.” Under Section 8(b)(1) of the 1940 Act, a fund is required to include in its registration statement a recital of its policy regarding concentration, and such policy must be a fundamental policy. If a fund has stated that it will be concentrated in an industry, it must maintain at least 25% of its total assets invested in that industry. Similarly, if a fund has not stated that it will be concentrated in an industry, it may not invest more than 25% of its total assets in that industry, although the holdings in that industry may increase to above 25% due to market action and in some other cases.

     In Proposal 2-A, shareholders of PFD, FFC and FLC are being asked to approve a revision to each Fund’s concentration policy to eliminate the requirement that it concentrate its investments in the banking industry and to require the Fund to concentrate in the financial services sector. This proposed revision would require each Fund, under normal market conditions, to invest at least 25% of its total assets in securities issued by companies principally engaged in financial services. In 2009, shareholders of PFO approved a similar investment policy to concentrate PFO's investments in the financial services sector. For purposes of each Fund's current or proposed concentration policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

     In addition, each Fund’s current fundamental investment policy regarding concentration requires it to concentrate its investments in the utilities industry so that, under normal market conditions, more than 25% of each Fund’s total assets are invested in securities issued by companies in the utilities industry. In Proposal 2-B, shareholders of each Fund are being asked to approve a revision to the Fund’s concentration policy to eliminate the requirement that the Fund concentrate its investments in the utilities industry. If Proposal 2-B is approved by a Fund's shareholders, that Fund may not invest more than 25% of its total assets in the utilities industry.

     Each Fund’s current fundamental investment policy regarding concentration is set forth below. Each Fund may not:

PFD	Invest more than 25% of its total assets in securities of issuers in a single industry other than each of the utilities and banking industries, except that this limitation will not be applicable to the purchase of Government Securities.
PFO	Invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in each of the utilities industry and financial services sector.
FFC	Invest more than 25% of its total assets in securities of issuers in a single industry other than each of the utilities and banking industries, except that this limitation will not be applicable to the purchase of Government Securities.
FLC	Invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities; provided that the Fund will invest at least 25% of its total assets in each of the utilities and banking industries.

     If shareholders of each Fund approve the relevant aspects of the proposal, each Fund’s current fundamental policy relating to concentration of investments will be revised so that the Fund may not:

PFD	Invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financial services sector.
PFO	Invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financial services sector.
FFC	Invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financial services sector.
FLC	Invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financial services sector.

     Shareholders of each Fund will vote separately from shareholders of the other Funds with respect to their Fund's concentration policy. In addition, shareholders will be asked to vote separately on each proposed revision to a Fund's concentration policy contained in Proposals 2-A and 2-B. For PFD, FFC and FLC, approval of either Proposal 2-A or 2-B is not contingent on the approval of the other Proposal. As a result, it may be the case that only one provision of a Fund's concentration policy will be amended, while the other provision may not. If a Proposal is not approved for a Fund, the Fund's existing concentration policy, or portion thereof, will remain in effect.

Proposal 2-A: Revise the fundamental policy relating to concentration of investments in the banking industry. (PFD, FFC and FLC)

     Preferred securities issuers have changed dramatically since the Funds were launched. Since September 2008, the U.S. financial system and the preferred securities market have undergone, and continue to undergo, a profound transformation. Since each Fund’s inception, it has sought to achieve its primary investment objective of high current income by investing at least 80% of its assets in preferred securities. The preferred securities market has historically been comprised of regulated industries, including utilities and financial services companies, such as banks, broker-dealers, finance and insurance companies.

     Flaherty & Crumrine estimates that the $362 billion preferred securities market is comprised of the following industries:

Financial Services
Banking	59.3%
Finance	8.4%
Insurance	14.7%
Subtotal	82.4%
Utility	4.7%
REIT	6.3%
Energy	1.1%
Communications	2.1%
Miscellaneous	3.3%

     In recent years and throughout much of its history, each Fund has invested at least 25% of its total assets in banking companies. Separately, each Fund has traditionally had meaningful exposure to other parts of the financial services sector, including broker-dealers, insurance companies and other finance companies – but has been limited in its ability to invest in any one particular type of those companies.

     The Funds historically defined the various types of financial services companies as distinct industries and consequently have not invested more than 25% of its total assets in any one type of financial services company, other than banks. Under its current industry definitions, as of December 31, 2011, each of PFD, FFC and FLC had approximately 40.9%, 39% and 37.9% of its total assets invested in banks and another 21.2%, 24.2% and 24.6% invested in insurance companies, for a total of 62.1%, 63.2% and 62.5%, respectively, invested in the financial services sector.

     The proposed concentration policy would require each of PFD, FFC and FLC to invest, under normal market conditions, more than 25% of its total assets in companies principally engaged in financial services. For purposes of the proposed concentration policy, a company is “principally engaged” in financial services if it derives at least 50% of its revenue from providing financial services. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

     Flaherty & Crumrine has recommended the proposed concentration policy so that each of PFD, FFC and FLC can more efficiently invest its portfolio in the various types of financial services companies. Under each Fund’s current policy, it cannot invest more than 25% of its total assets in any particular type of financial services company, other than banks. Under the proposed policy, each Fund would have the flexibility to go above or below 25% in any one type of financial services company as long as at least 25% of its total assets was invested in financial services companies in the aggregate. For example, a Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, a Fund would have at least 25% of its total assets invested in financial services companies. Further, Flaherty & Crumrine intends to diversify its investments as appropriate in light of current market and credit conditions.

     Flaherty & Crumrine has advised the Board of Directors of each of PFD, FFC and FLC that it believes preferred securities of companies in the financial services sector on average currently represent the highest yielding preferred securities and that investing more than 25% of its total assets in preferred securities issued by companies in the financial services sector will afford each Fund greater flexibility in meeting its primary investment objective of high current income.

     The following describes risks associated with investing in the financial services sector. As noted above, each Fund already is subject to these risks because of its current large position in preferred securities of various types of financial services companies.

     U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

     Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders' equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

     Governmental fiscal and monetary policies and general economic and political conditions can affect the availability and cost of funds to financial services companies, loan demand and asset quality and thereby impact the earnings and financial condition of financial services companies. In addition, the enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. Downturns in a national, regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank’s loan portfolio or an insurance company’s investment portfolio, particularly if the portfolio is concentrated in the affected region, industry or market sector. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial and/or residential real estate, less developed country, venture capital, technology, telecommunications, and highly leveraged loan portfolios.

     Since September 2008, the financial services sector experienced unprecedented turbulence. The U.S. economy’s recession, led by the downturn in the housing industry, adversely affected the quality of most financial services companies' loan and securities portfolios. In response, U.S. and foreign governments and rating agencies are expected to require banks to maintain higher quality and levels of capital.

THE BOARD OF DIRECTORS OF PFD, FFC AND FLC, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2-A.

Proposal 2-B: Revise the fundamental policy relating to concentration of investments in the utilities industry. (PFD, PFO, FFC and FLC)

     Each Fund currently has a fundamental policy relating to concentration of investments in the utilities industry. Since each Fund’s inception, it has sought to achieve its primary investment objective of high current income by investing at least 80% of its assets in preferred securities.

     As discussed in Proposal 2-A above, the preferred securities market has historically been comprised of regulated industries, including utilities and financial services companies, such as banks, broker-dealers, finance and insurance companies. Over the past 10 years, as financial services companies have issued increasingly greater amounts of preferred securities, utilities have reduced the amount of their preferred securities outstanding. In fact, many utilities have even eliminated the use of any preferred in their capital structure. Flaherty & Crumrine estimates that over the past 5 years (from January 2007 through January 2012), the percentage of the preferred securities market issued by utilities has decreased from 6% to 4.5%. Similarly, in that same time period, it estimated that the number of utility issuers has shrunk by more than 25%, and the number of utility preferred securities has shrunk by more than 20%.

     Despite this headwind of a shrinking investment universe, each Fund has maintained its policy of concentrating its investments in utilities. As a result, each has maintained between 25-30% of its total assets in utilities over the past several years. As of December 31, 2011, PFD had 25.8% of its total assets in utilities, PFO had 26.5%, FFC had 25.8% and FLC had 25.4%.

     It has been difficult for each Fund to achieve because there are simply not enough attractive (from both a credit and market perspective) utility securities. At times Flaherty & Crumrine has found better opportunities for meeting its concentration policies and objectives by investing in utilities through lower yielding common stocks or senior debt securities.

     Flaherty & Crumrine has recommended eliminating the utilities concentration policy so that each Fund can more effectively invest its portfolio in a manner that better correlates with the preferred securities market. Nonetheless, Flaherty & Crumrine intends to continue diversifying its investments as appropriate in light of current market and credit conditions.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT PFD, PFO, FFC AND FLC SHAREHOLDERS VOTE “FOR” PROPOSAL 2-B.

Required Vote

     Approval of the change in each Fund’s fundamental policy, with respect to each of Proposals 2-A and 2-B, will require the approval of the holders of a majority of the relevant Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Shares of Common Stock, present at a meeting of shareholders, if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Shares.

SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2013 must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than October 28, 2012, and must satisfy the requirements of federal securities laws.

     Each Fund’s Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s Annual Meeting to provide timely advance notice of the proposal in writing. To be considered timely, any such advance notice must be in writing delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

     Any such notice by a shareholder shall set forth the information required by the Fund’s Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

     KPMG, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending November 30, 2012. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2011. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.

     Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2010 and 2011, respectively.

	Fiscal Year Ended		Audit-Related
Fund	November 30	Audit Fees	Fees	Tax Fees*	All Other Fees
PFD	2010	$44,000	$0	$8,100	$0
	2011	$45,000	$0	$8,270	$0

PFO	2010	$44,000	$0	$8,100	$0
	2011	$45,000	$0	$8,270	$0

FFC	2010	$46,400	$0	$8,100	$0
	2011	$47,500	$0	$8,270	$0

FLC	2010	$46,400	$0	$8,100	$0
	2011	$47,500	$0	$8,270	$0
____________________

*	“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.

     Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Funds’ investment adviser (“affiliates”) that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2010 and November 30, 2011 were pre-approved by the Audit Committee.

     For each Fund’s fiscal years ended November 30, 2010 and November 30, 2011, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates.

Investment Adviser, Administrator and Servicing Agent

     Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. BNY Mellon acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Guggenheim Funds Distributors, Inc. acts as the servicing agent to FFC and FLC and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Compliance with the Securities Exchange Act of 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s Directors and executive officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund’s securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2011, all such filing requirements applicable to such persons were met.

Broker Non-Vote and Abstentions

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum. With respect to Proposal 1, abstentions do not constitute a vote “for” or “against” the proposal and will be disregarded in determining the “votes cast” on the proposal. With respect to Proposal 2, abstentions do not constitute a vote “for” the proposal and will instead count as a vote “against” the proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

     Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

EXPENSES OF PROXY SOLICITATION

     The total expenses of the Meetings, including the solicitation of proxies and the expenses incurred in connection with the preparation of this Joint Proxy Statement, are approximately $___. In addition, Flaherty & Crumrine has retained The Altman Group, a proxy solicitation firm, to assist in the solicitation of proxies for the Funds. It is anticipated that The Altman Group will be paid approximately $___ for such solicitation services (plus reimbursements of out-of-pocket expenses) to be borne by the Funds. The Altman Group also may solicit proxies personally and by telephone.

VOTING RESULTS

     Each Fund will advise its shareholders of the voting results of the matters voted upon at its Meeting in its next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Funds whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the joint proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Proxy - FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE
HELD ON APRIL 19, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 19, 2012.

The notice of annual meetings of shareholders, joint proxy statement and proxy card for the Fund are available on the Fund’s website at www.preferredincome.com.

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Income Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints Donald F. Crumrine, Robert M. Ettinger and Chad C. Conwell, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 8:30 a.m. PT, on April 19, 2012, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature	Date

Signature (Joint Owners)	Date
PFD-CMN-PXC

Annual Meeting Proxy Card

Please mark your votes as indicated in this example

Election of Directors - The Board of Directors recommends a vote “FOR” the nominees listed.

1. Nominee:	FOR	WITHHOLD	FOR	WITHHOLD

01 – Donald F. Crumrine	02 – Robert F. Wulf

Investment Proposals – The Board of Directors recommends a vote “FOR” each of Proposal 2-A and Proposal 2-B.

		FOR	AGAINST	ABSTAIN

2-A.	Revise the Fund's fundamental investment policy relating to concentration of investments in the banking industry.

2-B.	Revise the Fund's fundamental investment policy relating to concentration of investments in the utilities industry.

This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTOR AND FOR PROPOSALS 2-A AND 2-B.

Please refer to the Proxy Statement for a discussion of the Proposals.

Non-Voting Items
Change of Address - Please print new address below.

PLEASE SIGN ON REVERSE SIDE